Supplement to the
Fidelity® Intermediate Municipal Income Fund
February 28, 2006
Prospectus

The following information replaces the biographical information found under the heading "Fund Management" in the "Fund Services" section on page 22.

Mark Sommer is vice president and manager of Intermediate Municipal Income Fund, which he has managed since July 2006. He also manages other Fidelity funds. Since joining Fidelity Investments in 1992, Mr. Sommer has worked as an analyst and manager.

The following information supplements the information found under the heading "Fund Distribution" in the "Fund Services" section beginning on page 23.

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

LIM-06-02 July 24, 2006
1.833102.101